UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 16, 2021

Dream Finders Homes, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39916	85-2983036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14701 Philips Highway, Suite 300 Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 644-7670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DFH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On March 16, 2021, Dream Finders Homes, Inc. (the “Company”) issued a press release announcing its financial results for the three months and fiscal year ended December 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure.

Fourth Quarter Gross Margin

The Company’s gross margin as a percentage of home sales revenue for the fourth quarter of 2020 was 15.6%, an increase of 140 bps when compared to the fourth quarter 2019 gross margin percentage of 14.2%. The Company’s gross margin as a percentage of total revenues for the fourth quarter of 2020 was 15.8%.

Operating Activity by Segment

The table attached as Exhibit 99.2 to this Current Report on Form 8-K sets forth the Company’s Home Closings and Average Sales Price (“ASP”) by segment for the three and twelve months ended December 31, 2020 and 2019. ASP is calculated as home sales revenue divided by home closings for each segment and in total for the Company.

In contrast, the table included in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K, which was issued on March 16, 2021 at 7:30 am Eastern, calculated ASP based on a simple average of revenue generated by each individual home closing. The total for the Company was calculated as a simple average of the ASP for each segment.

The table furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01 enhances the disclosures included in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K.

    None of the information furnished in Item 2.02, Item 7.01 or the accompanying Exhibits 99.1 or 99.2 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor will such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Press Release of Dream Finders Homes, Inc. issued on March 16, 2021

99.2	Operating Activity for the three and twelve months ended December 31, 2020 and 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREAM FINDERS HOMES, INC.

By:	/s/ Robert E. Riva
Robert E. Riva
Vice President, General Counsel and Corporate Secretary

Date: March 16, 2021